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                                                                   EXHIBIT 10.73

                                                                  EXECUTION COPY


                            COELHO OPTION AGREEMENT


              This Coelho Option Agreement (the "Option Agreement"), entered into as of April 3,1996, between ETC w/tci, Inc., a Delaware corporation (the "Company"), and Tony Coelho (the "Executive").


                              W I T N E S S E T H:


              WHEREAS, the Company has adopted the 1996 Incentive Plan (the "Plan") effective as of the Effective Date (as defined in the Plan) in order, among other things, retain and attract key employees of the Company and its subsidiaries to encourage a sense of proprietorship of such employees and to stimulate the active interest of such persons in the development and financial success of the Company and;

              WHEREAS, Section 21 of the Plan provides that the Executive shall be granted an option to purchase certain shares of Common Stock, par value $.01 per share of the Company (the "Common Stock"), upon the occurrence of specified events;

              WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Plan;

              NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              1. Subject to the terms and conditions set forth herein, the Company hereby grants to the Executive an option (the "Coelho Option") to purchase (i) all shares of Common Stock initially available for Awards under the Plan on the Effective Date as adjusted from time to time pursuant thereto ("Plan Shares") which are not Vested Stock as of the close of business on the Option Exercise Date (as defined in Section 2 hereof) and all shares of Common Stock acquired by Participants pursuant to the exercise of their preemptive rights and subsequently repurchased by the Company pursuant to the Call (as defined in the Plan) (collectively, the "Primary Shares"); and (ii) all Plan Shares which from time to time cease to be subject to outstanding Awards after the Option Exercise Date other than as a result of their acquisition by a Participant free and clear of any restriction on disposition or risk of forfeiture ("Secondary Shares").
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              2.     The Coelho Option shall become exercisable as to all
Primary Shares on the Option Exercise Date and as to Secondary Shares at such times after the Option Exercise Date as such shares cease to be subject to an outstanding Award. The Coelho Option shall expire on the date which is five years and thirty days after the termination of the Plan in accordance with
Section 11 thereof. For purposes of this Option Agreement, the "Option Exercise Date" shall occur upon the earliest to occur of the following:

              (i)    the date of the termination of the Plan in accordance with
       Section 11 thereof;

              (ii) 30 days prior to the date of the Unwind unless the Company's Public Offering shall have occurred;

              (iii) the date a Change in Control of the Company is consummated;

              (iv) any date to or upon which vesting of Awards is accelerated generally under the Plan; and

              (v) the date of effectiveness of any plan of dissolution or liquidation of the Company.

              The Company will promptly notify Coelho of the occurrence of any event specified in clauses (iii), (iv) or (v) above. Notwithstanding any other provision of this Agreement, the Coelho Option shall be exercisable for not less than 30 days after receipt of such notice or the occurrence of an event set forth in clauses (i) through (v) above, which is later.

              3. The Coelho Option will be exercisable at the following prices: (i) as to the Option Shares which are shares of Common Stock acquired by Participants pursuant to the exercise of their preemptive rights and subsequently repurchased by the Company pursuant to the Call, at a price per share equal to the purchase price paid by the Company upon exercise of the Call and (ii) as to all other Option Shares, at a price per Option Share equal to the Fair Market Value of the Common Stock of the Company on the date hereof as determined by the Board of Directors which shall be $0.10 per share.

              4. The Coelho Option granted pursuant to this Option Agreement may be exercised during the Option Period, by the Executive giving written notice to the Secretary of the Company setting forth the Executive's desire to exercise the Coelho Option, which notice shall be accompanied by payment of the full amount of the exercise price for the Coelho Option and any appropriate withholding taxes in accordance with Section 8 hereto. In addition, such notice shall specify the address to which the certificate or certificates for such shares are to be mailed. All payments by the Executive hereunder shall be made in cash or by means of tendering theretofore owned Common Stock which has been held by the Executive for more than six months, valued at Fair Market Value on date of exercise, or any combination thereof. As promptly as practicable following the receipt of such written notification and payment, the Company shall deliver to the





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Executive certificates for the number of Option Shares with respect to which such Coelho Option has been exercised.

              5. In the event that the termination of employment of the Executive with the Company occurs by reason of voluntary termination by the Executive or termination by the Company with cause (provided that a Change in Control has not occurred prior to such termination) and the Option Exercise Date has not yet occurred, the Coelho Option granted pursuant to this Option Agreement shall terminate and shall not at any time thereafter be exercisable by the Executive.


              6. The Coelho Option granted pursuant hereto shall not be assignable or otherwise transferable by the Executive other than to a Permitted Transferee. No assignment of the Coelho Option herein granted shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such documents and evidence as the Company may deem necessary to establish the validity of the assignment and the acceptance by the assignee or assignees of the terms and conditions hereof.

              7. The Executive shall have no rights as a stockholder of the Company with respect to the Option Shares unless and until the Coelho Option has been exercised with respect to such Option Shares. Until such time, the Executive shall not be entitled to dividends or distributions in respect of any Option Shares or to vote such shares on any matter submitted to the shareholders of the Company. In addition, the number of shares which are Option Shares at any time after the date hereof shall be adjusted by the Board of Directors in the same manner as the adjustments made to the shares Common Stock subject to Awards under the Plan as provided in Section 13 of the Plan.

              8. The Company shall have the right to deduct or withhold applicable taxes upon exercise of the Coelho Option. At the Executive's option, such withholding may be satisfied by the payment of taxes or the withholding of shares of Common Stock otherwise issuable upon such exercise. In addition to the foregoing, any withholding obligation may be satisfied at the option of the Executive by the delivery to the Company of shares of Common Stock already owned by the Executive. If shares of Common Stock are used to satisfy withholding, such shares shall be valued based on their Fair Market Value on the date of exercise the Coelho Option.

              9. Upon the acquisition of any Option Shares pursuant to the exercise of the Coelho Option granted pursuant hereto, the Executive may be required to enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws. In addition, the certificates representing any Option Shares purchased upon the exercise of the Coelho Option will be stamped or otherwise imprinted with a legend in such form as the Company may require with respect to any applicable restrictions on sale or transfer required pursuant to state or federal securities laws, and the stock transfer records of the Company will reflect stop-transfer instructions, as appropriate, with respect to such shares.





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              10.    Unless otherwise provided herein, any notice or other
communication hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise by the Executive of the Coelho Option granted pursuant hereto shall be directed to ETC w/tci, 700 Fourteenth Street, N.W., 5th Floor, Washington, D.C. 20005, Attention: Secretary or at such other address as directed by the Company. Any notice given by the Company to the Executive directed to him at his address on file with the Company or such other address of which the Executive or his assignee shall notify the Company shall be effective to bind any other person who shall acquire rights hereunder. Except as otherwise provided herein or in the Plan, the Company shall be under no obligation whatsoever to advise or notify the Executive of the existence, maturity or termination of any rights hereunder and the Executive shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Executive's rights or privileges hereunder.



                      [Signatures continued on next page]





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              IN WITNESS WHEREOF, this Option Agreement has been executed as of the date first above written.



                                                  ETC w/tci, Inc.


                                                  By:/s/  Stephen M. Brett
                                                     ---------------------------
                                                        Name:
                                                        Title:


                                                  EXECUTIVE:



                                                  /s/ TONY COELHO
                                                  ------------------------------
                                                  Tony Coelho